Other Gains and Losses, and Litigation	6 Months Ended
Jun. 30, 2025
Analysis of income and expense [abstract]
Other Gains and Losses, and Litigation
B.17. Other gains and losses, and litigation
For the first half of 2025, Other gains and losses, and litigation is a charge of €57 million, mainly related to major litigation. That compares with a charge of €450 million in the first half of 2024, mainly comprising a provision recognized in respect of the litigation related to Plavix (clopidogrel) in the US state of Hawaii.
Figures for the 2024 comparative period have been re-presented on a consistent basis to reflect the classification of Opella as a discontinued operation.